Exhibit 10.27

SIXTH AMENDMENT

SIXTH AMENDMENT, dated as of December 5, 2007 (this “Sixth Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by the First Amendment, dated as of November 2, 2005, the Second Amendment, dated as of February 3, 2006, the Third Amendment, dated as of October 30, 2006, the Fourth Amendment and Waiver, dated as of December 28, 2006, the Fifth Amendment, dated as of April 13, 2007, this Sixth Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and RBS CITIZENS, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended as follows:

(a) by amending and restating in its entirety the following definitions contained in such article, to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all of the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall be, as of the Sixth Amendment Effective Date (as defined in the Sixth Amendment), in the amount of $360,000,000; provided that, for all purposes of this Credit Agreement (other than the definition of Available Commitment), the Aggregate Commitment shall be deemed to be (i) $260,000,000 for each day other than any day during a Seasonal Availability Period or (ii) an amount equal to the Seasonal Availability Amount for each day during a Seasonal Availability Period as provided for in the applicable Seasonal Availability Notice received by the Agent.

“Seasonal Availability Period” means, until the Facility Termination Date, any period of up to five consecutive months during the period from December 1 of each year through April 30 of the following year, which period may be initiated by a Seasonal Availability Notice. The Seasonal Availability Period may be terminated early by written notice to such effect by the Borrower to the Agent at least three Business Days prior to the effective date of such termination.

(b) by adding the following new definitions in the proper alphabetical order in such article:

“Seasonal Availability Amount” means $310,000,000 or $360,000,000, as set forth in the applicable Seasonal Availability Notice.

“Seasonal Availability Notice” means a written notice given by the Borrower at least three Business Days, and not more than ten Business Days, prior to the first day of the Seasonal Availability Period, specifying (a) the first day and length of such period (not exceeding five months) and (b) the initial Seasonal Availability Amount, provided that, following the delivery of a Seasonal Availability Notice with respect to a Seasonal Availability Period as described above, the Borrower may subsequently deliver one supplemental written notice to the Agent changing the Seasonal Availability Amount with such notice to be effective three Business Days after receipt thereof by the Agent, provided that the Borrower may not deliver any Seasonal Availability Notice (including any such supplemental notice which increases the Seasonal Availability Amount) if a Default or Event of Default shall have then occurred and be continuing.

3. Amendment to Section 6.1 of the Credit Agreement. Section 6.1 (r) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:

“(r) during the month of November through April, as soon as possible and in any event of each Monday, the weekly accounts receivable agings and inventory updates with respect to the prior week; and”.

4. Amendment to Schedule I to the Credit Agreement. Schedule I to the Credit Agreement is hereby amended by deleting such Schedule I in its entirety and substituting in lieu thereof the Schedule I that is attached as Annex I to this Sixth Amendment. On the Sixth Amendment Effective Date, each Lender’s share of the Aggregate Credit Exposure as of the Sixth Amendment Effective Date shall be automatically adjusted such that such Lender’s share shall equal its Pro Rata Share after giving effect to any changes in the Commitments of the Lenders pursuant to this Sixth Amendment (and each Lender agrees to take such actions (including advancing funds to the Agent to enable the Agent to make adjustments in the funded amount of Revolving Loans held by each Lender, which adjustments are hereby consented to and requested by the Borrower and each Lender) as the Agent may reasonably request for the purpose of effecting any changes in each Lender’s share of the Aggregate Credit Exposure pursuant to this Sixth Amendment).

5. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

6. Effectiveness of Sixth Amendment. This Sixth Amendment shall become effective (the “Sixth Amendment Effective Date”) as of the date of receipt by the Agent:

(a) of counterparts of this Sixth Amendment duly executed by the Borrower, the other Loan Parties and each of the Lenders, submitted by facsimile or electronic submission;

(b) of an upfront fee from the Borrower, paid on the amount of the allocated increase in Commitments as separately agreed by the Borrower and the Agent, for the account of each Lender that increases its Commitment pursuant to this Sixth Amendment and delivers a counterpart of this Sixth Amendment on or before 1:00 p.m. New York time on December 5, 2007;

(c) of all accrued interest and fees under the Credit Agreement as of the Sixth Amendment Effective Date from the Borrower; and

(d) of all other fees required to be paid by the Borrower, and all expenses for which invoices have been presented to the Borrower (including the reasonable fees and expenses of legal counsel) in connection with the preparation and delivery of this Sixth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

7. Reference to and Effect on Loan Documents. On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Sixth Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Sixth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

9. Counterparts. This Sixth Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

10. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY
KESTREL HEAT, LLC
STAR/PETRO, INC.
PETRO HOLDINGS, INC.
MEENAN OIL CO., INC.
MEENAN HOLDINGS OF NEW YORK, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
PETRO PLUMBING CORPORATION
MAXWHALE CORP.
ORTEP OF PENNSYLVANIA, INC.
RICHLAND PARTNERS, LLC
COLUMBIA PETROLEUM TRANSPORTATION, LLC
PETRO, INC.
MAREX CORPORATION
A.P. WOODSON COMPANY

By:
Name:
Title:

STAR GAS PARTNERS, L.P.

By:	KESTREL HEAT, LLC, its General Partner

By:
Name:
Title:

MEENAN OIL CO. L.P.

By:	MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an LC Issuer, Agent, Collateral Agent and Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

RBS CITIZENS, N.A., as Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC, as Lender

By:
Name:
Title:

SOCIETE GENERALE, as Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as LC Issuer and Lender

By:
Name:
Title:

ALLIED IRISH BANKS, P.L.C., as Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

CITIBANK, N.A., as Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:
Name:
Title:

By:
Name:
Title:

RZB FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

BANK LEUMI USA, as Lender

By:
Name:
Title:

By:
Name:
Title:

Annex I

to Sixth Amendment

Schedule I

Commitments

Lender Name	Commitment
JPMorgan Chase Bank, N.A.	$47,050,000
Bank of America, N.A.	$39,519,231
Congress Financial Corporation	$47,050,000
General Electric Capital Corporation	$45,893,300
RBS Citizens, N.A.	$38,750,000
Wells Fargo Foothill, LLC	$27,692,306
Société Générale	$23,538,462
LaSalle Bank National Association	$20,269,231
Allied Irish Bank, p.l.c.	$15,387,097
PNC Bank, National Association	$17,019,105
Citibank, N.A.	$9,290,323
Israel Discount Bank of New York	$11,076,924
RZB Finance LLC	$11,076,924
Bank Leumi USA	$6,387,097
Total	$360,000,000

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